UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 12, 2011

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(e)           On October 12, 2011, Tom P.H. Adams, the President and Chief Executive Officer of Rosetta Stone Inc. (the “Company”) proposed, and the Company’s Board of Directors (the “Board”) has accepted, a plan to transition from his position as President and Chief Executive Officer to Chairman of the Board, upon the identification of a successor to serve as the Company’s president and chief executive officer.

The Board has agreed, subject to Mr. Adams’ continued performance in good faith of his duties and obligations as an officer and director, as applicable, of the Company, that:

•                  until a successor chief executive officer is appointed, Mr. Adams will continue to serve as the Company’s chief executive officer and remain a Board member, subject to the terms of his existing agreements with the Company;

•                  at the effective time of his resignation, Mr. Adams will receive a transition bonus of $575,000 and those benefits under his employment agreement with the Company to which he would be entitled if his employment had been terminated without “cause” (as such term is defined in Mr. Adams’ employment agreement); and

•                  as long as Mr. Adams continues to serve on the Board, any unvested equity held by Mr. Adams will continue to vest in accordance with its existing vesting schedule, and Mr. Adams will not be required to exercise any vested options within any specific time frame.

The Board intends to elect Mr. Adams to serve as non-executive Chairman upon the effectiveness of his resignation.

Forward-looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements and are qualified by reference to the discussion contained in “Cautionary Statement Regarding Forward-Looking Statements” in the press release furnished herewith as Exhibit 99.1 hereto.

Item 7.01.     Regulation FD Disclosure.

On October 12, 2011, the Company issued a press release announcing Mr. Adams’ planned transition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 and in this Item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2011

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	General Counsel and Secretary